Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

(the “Fund”)

Supplement dated December 22, 2011 to the Prospectus for the Fund, dated July 20, 2011

Effective February 22, 2012, the first sentence of the second paragraph of the section labeled Principal Investment Strategies on page 29 of the Prospectus is deleted and replaced with the following:

The Portfolio will normally invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of small capitalization companies.

Effective immediately, the section labeled Portfolio Manager on page 46 of the Prospectus is deleted and replaced with the following:

Portfolio Managers

John W. Rogers, Jr., Chairman and Chief Executive Officer, Ariel Investments, LLC. Mr. Rogers has managed the Portfolio since 1999.

Timothy Fidler, Senior Vice President, Ariel Investments, LLC. Mr. Fidler has co-managed the Portfolio since August 2011.

Matthew F. Sauer, Senior Vice President, Ariel Investments, LLC. Mr. Sauer has co-managed the Portfolio since August 2011.

Effective immediately, the section labeled Ariel Investments, LLC beginning on page 285 of the Prospectus is deleted and replaced with the following:

Ariel Investments, LLC (Ariel) is a privately held minority-owned money manager registered as an investment adviser with the SEC. Ariel is a Delaware Limited Liability Company with its principal business address at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

The day-to-day managers for the Maxim Ariel MidCap Value Portfolio are John W. Rogers, Jr., Chairman and Chief Executive Officer; Timothy Fidler, Senior Vice President; and Matthew F. Sauer, Senior Vice President. The day-to-day manager for the Maxim Ariel Small-Cap Value Portfolio is John W. Rogers, Jr., Chairman and Chief Executive Officer.

As chief investment officer, Mr. Rogers is the lead portfolio manager for Ariel Fund, Ariel Appreciation Fund and the firm’s small and small/mid portfolios as well as co-portfolio manager for Ariel’s mid-cap separate account portfolios. Beyond Ariel, Mr. Rogers currently serves as a board member of Aon Corporation, Exelon Corporation and McDonald’s Corporation. Additionally, he is chairman of the Economic Club of Chicago, a director of the Chicago Urban League, a trustee of the University of Chicago, and member of the board of the John S. and James L. Knight Foundation, where he chairs the investment committee. In 2008, Mr. Rogers was awarded Princeton’s highest honor, the Woodrow Wilson Award, presented each year to alumni whose career embodies a commitment to national service. Additionally in 2010, Mr. Rogers was named an Outstanding Director by the Outstanding Directors Exchange for his leadership on governance, management and diversity in the boardroom. He received an AB in economics in 1980 from Princeton University where he was also captain of the Varsity Basketball Team.

Along with his portfolio management duties, Mr. Fidler is responsible for the firm’s proprietary research in the retail and business services industries. In 2008, Institutional Investor magazine recognized him as one of 20 rising stars within the industry. Prior to joining Ariel in 1999, he worked at Morgan Stanley in the asset management area of the firm as a research analyst and portfolio manager working on the firm’s U.S. value management teams. Mr. Fidler graduated Phi Beta Kappa from Northwestern University with a B.A. with honors distinction and earned his M.B.A. with high honors from the University of Chicago.

In addition to his portfolio management responsibilities, Mr. Sauer oversees the firm’s proprietary research in the consumer products and insurance industries. He joined Ariel in 2006 after spending 13 years with Oak Value Capital Management in a variety of leadership positions culminating in his roles of executive vice president, senior portfolio manager and director of research. While at Oak Value Capital Management, he was instrumental in the launch and management of the well-respected Oak Value Fund. He earned a B.S. in humanities from Lawrence Technological University and an M.B.A. from Duke University.

Effective February 22, 2012, the first sentence of the section labeled Maxim Small-Cap Value Portfolio on page 313 of the Prospectus is deleted and replaced with the following:

The Portfolio will normally invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of small capitalization companies.

This Supplement must be accompanied by, or read in conjunction with,

the current Prospectus dated July 20, 2011.

Please keep this Supplement for future reference.

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